Exhibit 10(c)

EXECUTION VERSION

REIMBURSEMENT AGREEMENT

Dated as of July 1, 2012

TO:	BANCO BILBAO VIZCAYA ARGENTARIA, S.A. New York Branch
1345 Avenue of the Americas
New York, New York 10105

Gentlemen:

In consideration of your opening from time to time, at our request and in your discretion in each instance, pursuant to the terms and conditions of this Agreement and the Credit Agreement (defined below), one or more of your Credits (this and other terms used in this Agreement shall have the meaning set forth in Section 21 of this Agreement, unless otherwise defined herein), we hereby agree with you as follows with respect to each Credit now or hereafter opened by you:

1.  All drafts or acceptances under or purporting to be under the Credit shall be payable in Dollars.  Accordingly, we agree to reimburse you at your office at 1345 Avenue of the Americas, New York, New York or such other office as you may specify in writing (the “Payment Office”), in Dollars, the amount paid on such draft (i) at or before 1:00 P.M. (New York, New York time) on the date the Bank notifies us of such drawing, if such notice is given at or before 10:00 A.M. (New York, New York time) on such date or (ii) at or before 10:00 A.M. (New York, New York time) on the next succeeding Business Day; provided, that no payment otherwise required by this sentence to be made by us at or before 1:00 P.M. (New York, New York time) on any day shall be overdue hereunder if arrangements for such payment satisfactory to the Bank, in its reasonable discretion, shall have been made by us at or before 1:00 P.M. (New York, New York time) on such day and such payment is actually made at or before 3:00 P.M. (New York, New York time) on such day.

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3.  The Bank may - for the undersigned’s account at any time - provide in the Credit or otherwise agree to discount an accepted draft or deferred obligation incurred under such Credit.

4.  We agree to pay to you, on demand, your commissions and/or fees applicable to Credits from time to time (those in place as of the date hereof are set forth in schedule 1 hereto) and all charges and expenses (including, without limitation, all of your standard charges relating to letters of credit from time to time in effect and all charges for legal services) charged, paid or incurred by you in connection with any Credit, plus the charges and expenses, if any, of any person relating to the advising, confirming, negotiating, paying, collection, correspondent or similar act with respect to any Credit.  In addition, we agree to pay interest on any amounts not paid when due hereunder at a rate per annum equal to 2% above your Prime Lending Rate as in effect from time to time. Interest shall be computed on the number of days actually elapsed on the basis of a 360-day year.  All payments due under this Agreement shall be made without deduction or set-off.

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6.We agree to the prompt and unconditional payment of all of our obligations and liabilities to you and all of your claims against us arising or incurred under this Agreement or relating to any Credit, whether now existing or hereafter incurred, and whether now or hereafter owing to or acquired in any manner by you (all such obligations, liabilities and claims being hereinafter referred to as the “Obligations”); provided, however, that subject to Section 14 below, the foregoing shall not release you from such liability to us as may be judicially determined in a final, non-appealable judgment by a court of competent jurisdiction pursuant to Section 18 below) against you following reimbursement and/or payment of the Obligations.

7.Except so far as otherwise expressly stated in any Credit, we agree that such Credit shall be subject to the New York Uniform Commercial Code (herein called the “UCC”) and to the International Standby Practices 1998 (International Chamber of Commerce Publication No. 590) and any subsequent revision thereof adopted by the International Chamber of Commerce on the date such Credit is issued (the “ISP”) (or as an alternative to the ISP if specified by us in writing in any application or request to issue a Credit, the Uniform Customs and Practice for Documentary Credits (2007 Revision), International Chamber of Commerce Publication No. 600 and any subsequent revision thereof adopted by the International Chamber of Commerce on the date such Credit is issued (the “UCP”)). Bank’s privileges, rights and remedies under the ISP (or the UCP, as the case may be) shall be in addition to, and not in limitation of, its privileges, rights, and remedies expressly provided for herein.  The ISP (or the UCP, as the case may be) shall serve, in the absence of proof to the contrary, as evidence of Standard Letter of Credit Practice (as defined below) with respect to matters covered therein.  To the extent permitted by applicable law, (i) this Agreement shall prevail in case of conflict between this Agreement, the UCC and/or Standard Letter of Credit Practice, and (ii) the ISP (or the UCP, as the case may be) shall prevail in case of conflict between the ISP (or the UCP, as the case may be) and the UCC or other Standard Letter of Credit Practice.

8.We assume all risks of the acts or omissions of the users of any Credit and all risks of the misuse of any Credit.  Neither you nor any of your correspondents shall be responsible for any of the following:

(a) honor of any presentation that substantially complies with a Credit, even if that Credit requires strict compliance by the beneficiary, or in accordance with our waiver of discrepancies and authorization to pay;

(b) electronic presentation, if authorized by any Credit;

(c) the nature, form, sufficiency, accuracy, genuineness, legal effect, or collectability of any draft or any endorsement thereon;

(d) the solvency or responsibility of any party issuing any draft;

(e) honor of drafts, acceptances or other items signed or presented by or on behalf of, or requesting payment to a person or entity that is the purported successor to, the beneficiary, or payment of proceeds to a purported assignee of proceeds;

(f) failure of any advising bank accurately to advise the terms of a Credit;

(g) honor of a presentation on the basis of a forged draft, acceptance, other item or signature or a presentation made in bad faith or as the result of illegal conduct by the beneficiary or a third person;

(h) honor of a presentation up to the amount outstanding on a Credit, even though the draft claims an amount in excess thereof;

(i) honor of a presentation after the expiration date of any Credit notwithstanding that a presentation was made prior to such expiration date and dishonored by you if subsequently you or any court or other finder of fact determines such presentation is in accordance with this Agreement and should have been honored;(j) dishonor of any presentation that does not strictly comply;

(k) retention of proceeds based on a blocking regulation, or assertion of the rights of a purported governmental entity or a third party to the proceeds;

(l) consequences arising from Act of God, weather condition, riot, civil commotion, insurrection, war, political disturbance, strike, lockout, computer hardware or software failure or error in or inaccessibility of data, interruption  in electric or telephone service, any censorship, law, control or restriction rightfully or wrongfully exercised by any de facto or de jure domestic or foreign government or agency, or other causes beyond your or its control, delay or loss in transit of any letter, draft, acceptance or other item, or loss, delay, or error in the transmission of any electronic message, irrespective of the cause of such event;

(m) failure of any draft to bear adequate reference to any Credit, or failure of any person to note the amount of any draft on the reverse side of any Credit or to surrender or to take up any Credit as required by the terms of any Credit, each of which provisions, if contained in any Credit itself, it is agreed may be waived by you;

(n) honoring or dishonoring of any Credit containing a condition that does not state the drafts(s) and/or other item(s) to be presented in compliance therewith, it being solely in your discretion as to whether you wish to disregard any such condition or require evidence of compliance with such condition;

(o) the fact that any instructions, oral or written, given to you purporting to be by us or on our behalf and believed by you in good faith and the exercise of ordinary care to be valid which pertain to the opening of any Credit, any extension, increase or other modification of any Credit or other action to be taken or omitted with reference thereto, were wholly or in part insufficient, erroneous, unauthorized, fraudulent or otherwise invalid; or

(p) any other act or omission as to which banks are relieved from responsibility under the terms of the ISP (or the UCP, as applicable, or such other Standard Letter of Credit Practice that expressly applies to the relevant Credit) or UCC.

The happening of any one or more of the above-mentioned contingencies shall not affect, impair or prevent the vesting of any of your rights or powers under this Agreement, provided that, you will be liable to us for any direct losses, costs, expenses, damages or liabilities suffered or incurred by us as a result of, or attributable to, your gross negligence or willful misconduct (as judicially determined in a final, non-appealable judgment by a court of competent jurisdiction).  “Standard Letter of Credit Practice” means any domestic or foreign law or standby letter of credit practices applicable in the city in which you issue the applicable Credit or in which you or any of your correspondents advises, confirms or negotiates such Credit, as the case may be.  Such practices shall be (A) of banks that regularly issue standby letters of credits in the particular city, and (B) required or permitted under the ISP (or the UCP, as the case may be).  We shall be deemed conclusively to have waived any right to object to any variation between draft(s), acceptance(s),  or other item(s) called for by any Credit or instructions by us and any draft(s), acceptance(s) or other item(s) accepted by you or your correspondents and to have ratified and approved such action as having been taken at our direction, unless we, promptly, but not later than one Business Day after receipt of such drafts, acceptances or other items or acquisition of knowledge of such variation, notify you in writing of our objection, specifying in reasonable detail, the reasons therefor; provided, however the foregoing shall not increase your responsibilities pursuant to (a) through (p) of this Section 8.

 9.Notwithstanding suggestions or recommendations made by Bank personnel, we are solely responsible for the content of a Credit, and assume all risks that: (a) reference to nondocumentary requirements will be ignored when presentment is made, or may cause a Credit to be interpreted by a court as a guarantee; (b) ambiguous or inconsistent requirements may be interpreted in a manner not intended by us; (c) permitted payment at a foreign location may invoke the application of laws or rules of practice unfamiliar to us; (d) a Credit is not consistent with or does not satisfy the underlying obligation or any other aspect of the transaction between us and the beneficiary; and (e) any other risks that may be imposed on us under the rules and laws to which any Credit is subject.  No recommendation or drafting of text or the use or nonuse or refusal to use text submitted by the undersigned shall affect the undersigned’s ultimate responsibility for the final text or its receipt.

10.Unless you otherwise agree in writing, you: (a) may issue a Credit by an appropriate S.W.I.F.T. message type and bind us directly and as indemnitor to the rules applicable to S.W.I.F.T. messages; (b) may select any branch or affiliate of yours or any other bank to act as an advising, confirming, and/or negotiating bank under the law and practice of the place where it is located; (c) may assume, unless honor of a presentation is enjoined by a court of competent jurisdiction, that such presentation or other demand or request is nonfraudulent; (d) need not ascertain the authenticity or authority of any purported beneficiary signature, even if you have previously requested a signature guaranty or if in other transactions the beneficiary is a customer or its signature or the authority of any signatory is otherwise known or should be known to you; (e) may, but need not, notify us of your receipt of a request for an amendment or assignment of proceeds, receipt of a presentation, detection of a discrepancy, notification of actions taken to cure, dishonor, or other action, inaction, or communication with or with respect to the beneficiary (other than your decision to honor the presentation); and (f) need not consent to a proposed amendment of any Credit; and (g) may take at least three business days (as defined in the ISP) or banking days (as defined in the UCP), as applicable, to examine a presentation.  Your action in one or more instances shall not waive your right, without notice to us, to use your discretion differently in other instances.

11.We agree that the balance of every account of ours with you and each of our claims against you (including, in each case, any of your offices or branches) existing from time to time may - at your option and without notice of any kind (presentment, protest and other notice of any kind being hereby waived) - be appropriated and applied toward, or set off against, any of the Obligations and we will continue to be liable for any deficiency.

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13.The indemnity provisions provided for the benefit of the Bank in the Credit Agreement (as incorporated by reference to Section 9.03 of the Syndicated Credit Agreement (as defined in the Credit Agreement)) include, without limitation, instances in which (a) a beneficiary seeks to enforce a Credit or any advice thereof, sue for wrongful dishonor, seek a judicial determination, or bring any other action or proceeding relating thereto; (b) an advising bank, confirming bank, negotiating bank, or other intermediary seeks to be reimbursed, indemnified or compensated; (c) a third party seeks to enforce our rights or the rights of any beneficiary, negotiating bank or other intermediary, transferee, assignee of proceeds, or holder of a draft, acceptance or other item, or to question, delay, or prevent the honor of any Credit; (d) a government (or other de facto or de jure political body) or governmental agency seeks to regulate, investigate, delay, or prevent honor of a Credit; (e) you undertake the preparation, negotiation, amendment, or “workout”/restructuring of this Agreement or any Credit; or seek to determine, protect, or enforce your rights and remedies under any Credit, this Agreement, or any security agreement, guaranty, credit support, or other undertaking entered into in connection with this Agreement or any Credit; (f) you respond to any notice of alleged fraud, forgery, or illegality in any presentation, including active defense by you in any action in which we seek an injunction against presentation, honor, or payment of any Credit or draft; (g) you are obligated by a court order to pay legal fees or court costs paid, or incurred by us, the beneficiary, or any other party in any dispute involving any Credit, any draft or this Agreement; (h) we fail to duly perform our agreements herein; and/or (i) there occurs any action taken or omitted by you or any such correspondent at our request.  In furtherance and extension and not in limitation of the specific provisions set forth in this Agreement, any action taken or omitted by you or by any correspondent of yours, under or in connection with any Credit or the related drafts, other items or property, shall be binding upon us and shall not put you or your correspondent under any resulting liability to us, provided, that we shall not be required to indemnify the Bank for any claims, damages, losses, liabilities, costs or expenses, and, subject to section 14, we shall have a claim against the Bank for direct (but not consequential) damages suffered by us, to the extent found by a court of competent jurisdiction in a final, non-appealable judgment or order to have been caused by (i) the willful misconduct or gross negligence of the Bank in determining whether a request presented under any Credit complied with the terms of such Credit or (ii) the Bank’s failure to pay under any Credit after the presentation to it of a request strictly complying with the terms and conditions of such Credit.  Our agreements in this Section 13 shall survive any payment of the Obligations and any termination of this Agreement.

14.(a) You shall not be liable to us in contract, tort, or otherwise, for any special, indirect, consequential, punitive, or exemplary damages, however arising, whether for wrongful honor, wrongful dishonor, or any other action taken or omitted with respect to any Credit or this Agreement. (b) We must take all reasonable and appropriate action to reduce the amount of damages to be claimed against you. (c) Our aggregate remedies against you for wrongfully honoring a presentation are limited to the amount paid or required to be paid by us with respect to that presentation. (d) We hereby waive the right to obtain an injunction against honor of any Credit or any draft drawn thereunder (or any form of legal relief whose purpose is to prevent payment to the beneficiary) once you or any bank has accepted or negotiated a draft drawn thereunder.

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17.Your options, powers and rights specified herein are in addition to those otherwise created or existing.

18.THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT AGAINST US MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE COUNTY OF NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AS YOU MAY ELECT; AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE UNDERSIGNED HEREBY ACCEPTS, FOR THE UNDERSIGNED AND IN RESPECT OF THE UNDERSIGNED’S PROPERTY, GENERALLY AND UNCONDITIONALLY THE JURISDICTION AND VENUE OF SUCH COURTS AND HEREBY WAIVES ANY OBJECTION THAT THE UNDERSIGNED MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING IN SUCH COURT AND ANY CLAIM THAT ANY SUCH ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR TO COMMENCE ANY LEGAL ACTION OR PROCEEDING IN ANY OTHER JURISDICTION. ANY ACTION OR PROCEEDING BY US AGAINST YOU OR ANY OF YOUR CORRESPONDENTS RELATING TO THIS AGREEMENT OR ANY CREDIT OR ANY OTHER TRANSACTION CONTEMPLATED BY THIS AGREEMENT SHALL BE BROUGHT IN THE COURTS MENTIONED ABOVE IN THIS SECTION AND SUCH COURTS SHALL HAVE EXCLUSIVE JURISDICTION WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING.

19.  All provisions of this Agreement are subject to variation only by your and the undersigned’s express written agreement.

20.  This Agreement is that certain “Reimbursement Agreement” referenced in the Credit Agreement and constitutes a “Letter of Credit Document” thereunder.  All Credits issued pursuant to this Agreement shall constitute “Letters of Credit” under the Credit Agreement.  This Agreement does not obligate you to issue any proposed Credit for which application has been made until you have agreed in writing to do so and we have complied with any requirement relating to conditions precedent, collateral security, guaranty or credit support established for that Credit.

21.The following terms and provisions shall apply to this Agreement:

The meaning of any term in this or any other Section of this Agreement expressed in the singular shall apply, mutatis mutandis, to the same term expressed in the plural and vice versa; all definitions of agreements, notes or other instruments shall mean such agreements, notes or other instruments as modified or amended in accordance with the terms thereof and all definitions of promissory notes shall include all promissory notes issued in replacement or substitution thereof.

“Agreement” shall mean this Reimbursement Agreement.

“Bank” shall mean Banco Bilbao Vizcaya Argentaria, S.A. and its successors and assigns.

“Business Day” shall have the meaning provided in the Credit Agreement.

“Credit Agreement” shall mean the Uncommitted Line of Credit Letter Agreement dated the date hereof between the Bank and us, as Borrower, as amended from time to time.

“Credits” shall mean all standby letters of credit issued by, or caused to be issued by, the Bank for our account pursuant to this Agreement and the Credit Agreement.

“Dollars” or “$” means lawful currency of the United States of America.

“draft” means and includes any draft or drawing certificate or statement and any and all documents and instruments required to be presented for payment under any Credit and includes a written request, order or demand for the payment of money, whether or not negotiable.

“property” includes (i) goods and merchandise as well as any and all documents relative to, and any right to or interest in, any goods and merchandise or documents and (ii) all instruments, drafts, securities, security entitlements, financial assets, choses in action and any and all other forms of property, whether real or personal.

“Prime Lending Rate” shall mean the rate announced by the Bank from time to time at its principal office as its prime lending rate; any change in the interest rate resulting from a change in the Prime Lending Rate shall be effective on the effective date of each change in such Prime Lending Rate so announced by the Bank; it is understood and agreed that such rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer.

“written” or “in writing” means notice given in any form of writing however transmitted (whether by mail, telex, telefax, electronic or otherwise).

22. WAIVER OF JURY TRIAL.  EXCEPT TO THE EXTENT PROHIBITED BY LAW WHICH CANNOT BE WAIVED, WE AND YOU HEREBY WAIVE TRIAL BY JURY IN CONNECTION WITH ANY ACTION OR PROCEEDING OF ANY NATURE WHATSOEVER ARISING UNDER, OUT OF OR IN CONNECTION WITH THIS AGREEMENT, ANY CREDIT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY AND IN CONNECTION WITH ANY CLAIM, COUNTERCLAIM, OFFSET OR DEFENSE ARISING IN CONNECTION WITH SUCH ACTION OR PROCEEDING, WHETHER ARISING (X) IN CONNECTION WITH ANY ACTION INSTITUTED BY OR ON BEHALF OF YOU, US OR ANY OTHER PERSON OR (Y) UNDER STATUTE (INCLUDING ANY FEDERAL OR STATE CONSTITUTION) OR UNDER THE LAW OF CONTRACT, TORT OR OTHERWISE.

23.         Patriot Act Notice.  The undersigned hereby acknowledges that it has been notified by the Bank that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), as amended and supplemented from time to time (the “Patriot Act”), the Bank may be required to obtain, verify and record information that identifies the undersigned, which information includes the name and address of the undersigned and other information that will allow the Bank to identify the undersigned in accordance with the Patriot Act.  The undersigned shall provide, to the extent commercially reasonable, such information and take such actions as are reasonably requested by the Bank in order to assist the Bank in maintaining compliance with the Patriot Act.

[Signature pages follow]

PPL ENERGY SUPPLY, LLC

By________________________
Name:
Title:

[PPL REIMBURSEMENT AGREEMENT]

ACCEPTED AND AGREED as of the date first written above:

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.

By__________________________
Name:
Title:

By__________________________
Name:
Title:

[PPL REIMBURSEMENT AGREEMENT]

SCHEDULE 1

INDICATIVE FEE SCHEDULE AS OF July 1, 2012

Applicable Letter of Credit fees are indicated in the table below and are based on PPL ENERGY SUPPLY, LLC’s ratings of BBB from S&P and Baa2 from Moody’s.  The below Letter of Credit fees are provided for informational purposes only and are subject to change at any time prior to issuance of a Letter of Credit.

Borrower’s Ratings	Applicable Percentage for Letter of Credit Fees	Applicable Percentage for Letter of Credit Fees	Applicable Percentage for Letter of Credit Fees
Letter of Credit Tenor	Less than 1 year	1 - 2 years	Up to 3 years
BBB from S&P & Baa2 from Moody’s	1.000%	1.100%	1.200%